INDEPENDENT AUDITORS' CONSENT

Mercury Asset Management Master Trust:

We consent to the incorporation by reference in Amendment No. 5 of Registration Statement No. 811-09049 of Mercury Asset Management Master Trust of our reports dated July 19, 1999 for Mercury Master International Portfolio, Mercury Master Pan-European Growth Portfolio, Mercury Master U.S. Large Cap Portfolio and Mercury Master Gold and Mining Portfolio, and to our report dated January 18, 2000 for Mercury Master Global Balanced Portfolio, all appearing in their respective annual reports to shareholders.

/s/ Deloitte & Touche LLP
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Deloitte & Touche LLP
Princeton, New Jersey
March 1, 2000